UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

KINIKSA PHARMACEUTICALS, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC THIRD FLOOR 23 OLD BOND STREET LONDON, UNITED KINGDOM W1S 4PZ KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC 2025 Annual General Meeting Vote by 4:59 AM BST on June 3, 2025 (11:59 PM EDT on June 2, 2025) or during the Annual Meeting KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC THIRD FLOOR 23 OLD BOND STREET LONDON, UNITED KINGDOM W1S 4PZ *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72439-P27849 You invested in KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Get informed before you vote View the Proxy Statement, Annual Report, UK Annual Report and other proxy materials online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 3, 2025 3:00 PM BST (10:00 AM EDT) Or before the Meeting vote online at www.ProxyVote.com by 4:59 AM BST on June 3, 2025 (11:59 PM EDT on June 2, 2025)

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. The Company's complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
Ordinary Resolutions		
1.	Election of Class I Directors to serve until the 2028 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
1a.	Sanj K. Patel	For
1b.	Thomas R. Malley	For
1C.	Richard S. Levy	For
2.	Election of Class II Directors to serve until the 2026 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
2a.	Stephen R. Biggar	For
2b.	G. Bradley Cole	For
2c.	Barry D. Quart	For
3.	Election of Class III Directors to serve until the 2027 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
3a.	Felix J. Baker, Ph.D.	For
3b.	M. Cantey Boyd	For
3c.	Tracey L. McCain	For
3d.	Kimberly J. Popovits	For
4.	To approve the appointment of PricewaterhouseCoopers LLP ("**PwC**") as the Company's UK statutory auditors until the close of our next Annual General Meeting of Shareholders.	For
5.	To ratify the appointment of PwC as the Company's US independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
6.	To authorize the Company's Board of Directors, through its Audit Committee, to determine PwC's remuneration in its capacity as our UK statutory auditors until the close of our next Annual General Meeting of Shareholders.	For
7.	To receive the Company's UK statutory annual accounts and report for the period ended December 31, 2024.	For
8.	To approve, on an advisory (non-binding) basis, the Company's UK Statutory Directors' Annual Remuneration Report for the period ended December 31, 2024.	For
9.	To approve the Company's UK Statutory Directors' Remuneration Policy.	For
10.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.	For
11.	To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the UK Companies Act 2006 (the "**Companies Act**") to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the company ("**Rights**") up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the record date for the 2025 Annual General Meeting of Shareholders. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of Kiniksa's articles of association in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.	For
Special Resolutions		
12.	Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words "pursuant to the general authority conferred on them by Proposal No. 11" were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of Kiniksa's articles of association in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.	For
13.	To authorize the Board of Directors to conduct a transaction with the Company's wholly-owned subsidiary, Kiniksa Pharmaceuticals, Ltd. ("**Kiniksa Bermuda**"), whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company's merger reserve account and subsequently cancel the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda.	For

NOTE: At the Company's Annual General Meeting, the proxies have discretion to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V72440-P27849

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V72441-P22969 Vote in Person at the Meeting* June 3, 2025 3:00 PM BST (10:00 AM EDT) KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC THIRD FLOOR 23 OLD BOND STREET LONDON, UNITED KINGDOM W1S 4PZ You invested in KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Get informed before you vote View the Proxy Statement, Annual Report, UK Annual Report and other proxy materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC 2025 Annual General Meeting Vote by 4:59 AM BST on June 3, 2025 (11:59 PM EDT on June 2, 2025) or during the Annual Meeting

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC
2025 Annual General Meeting
Vote by 4:59 AM BST on June 3, 2025
(11:59 PM EDT on June 2, 2025)
or during the Annual Meeting

Voting Items		Board Recommends
Ordinary Resolutions		
1.	Election of Class I Directors to serve until the 2028 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
1a.	Sanj K. Patel	For
1b.	Thomas R. Malley	For
1C.	Richard S. Levy	For
2.	Election of Class II Directors to serve until the 2026 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
2a.	Stephen R. Biggar	For
2b.	G. Bradley Cole	For
2c.	Barry D. Quart	For
3.	Election of Class III Directors to serve until the 2027 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa's articles of association.	
	Nominees:	
3a.	Felix J. Baker, Ph.D.	For
3b.	M. Cantey Boyd	For
3c.	Tracey L. McCain	For
3d.	Kimberly J. Popovits	For
4.	To approve the appointment of PricewaterhouseCoopers LLP ("**PwC**") as the Company's UK statutory auditors until the close of our next Annual General Meeting of Shareholders.	For
5.	To ratify the appointment of PwC as the Company's US independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
6.	To authorize the Company's Board of Directors, through its Audit Committee, to determine PwC's remuneration in its capacity as our UK statutory auditors until the close of our next Annual General Meeting of Shareholders.	For
7.	To receive the Company's UK statutory annual accounts and report for the period ended December 31, 2024.	For
8.	To approve, on an advisory (non-binding) basis, the Company's UK Statutory Directors' Annual Remuneration Report for the period ended December 31, 2024.	For
9.	To approve the Company's UK Statutory Directors' Remuneration Policy.	For
10.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.	For
11.	To authorize the Board of Directors, generally and unconditionally for the purpose of section 551 of the UK Companies Act 2006 (the "**Companies Act**") to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the company ("**Rights**") up to a maximum aggregate nominal amount of $6,976.33, which represents approximately 35% of the issued ordinary share capital of the Company on the record date for the 2025 Annual General Meeting of Shareholders. This authority shall expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired. The authority granted by this resolution shall replace all of our existing authorities to allot any shares and to grant Rights previously granted in connection with the adoption of Kiniksa's articles of association in June 2024, but without prejudice to any allotment of shares or grant of Rights already made or agreed or offered to be made pursuant to such authorities.	For
Special Resolutions		
12.	Subject to the passing of Proposal No. 11, to empower the Board of Directors generally pursuant to section 570(1) and section 573 of the Companies Act to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the general authority conferred on them by Proposal No. 11 as if section 561(1) of the Companies Act did not apply to that allotment. This power (a) shall be limited to the allotment of equity securities up to a maximum aggregate of $6,976.33; (b) will expire (unless previously renewed, varied or revoked) on June 2, 2030, but we may at any time before the expiration of this power make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if the power had not expired; and (c) will apply in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act as if in the first paragraph of this resolution the words "pursuant to the general authority conferred on them by Proposal No. 11" were omitted. For purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with section 560 of the Companies Act. This resolution replaces all unexercised powers previously granted to the Board of Directors, pursuant to the adoption of Kiniksa's articles of association in June 2024, to allot equity securities as if section 561 of the Companies Act did not apply but shall be without prejudice to any allotment of equity securities already made or agreed or agreed to be made pursuant to such authorities.	For
13.	To authorize the Board of Directors to conduct a transaction with the Company's wholly-owned subsidiary, Kiniksa Pharmaceuticals, Ltd. ("**Kiniksa Bermuda**"), whereby the Company will redeem the preference shares previously issued to Kiniksa Bermuda through the capitalization of the Company's merger reserve account and subsequently cancel the merger reserve bonus share issued as part of such capitalization via a court-approved process, thus creating distributable reserves to be utilized to redeem such preference shares and thereby allowing for the liquidation of Kiniksa Bermuda.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V72442-P22969